Exhibit 10(nn)

AMENDMENT NUMBER 6 TO THE SERIES 1999-1 SUPPLEMENT

Amendment Number 6, dated as of April 30, 2003 (this “Amendment”) to the Series 1999-1 Supplement, dated as of May 7, 1999, as amended and restated as of August 20, 1999 (as further amended, the “Supplement”), by and among CSI Funding, Inc. (“CSI”), CompuCom Systems, Inc. (“CompuCom”), PNC Bank, National Association, Market Street Funding Corporation and Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association) (the “Trustee”).

WHEREAS, the Supplement supplements the Pooling and Servicing Agreement, dated as of May 7, 1999, as amended and restated as of August 20, 1999 (as amended, the “Agreement”), by and among CSI, CompuCom and the Trustee; and

WHEREAS, all of the parties to the Supplement desire to make the amendments to the Supplement set forth below;

In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Series 1999-1 Certificateholders and the other parties to the Supplement:

ARTICLE I

Definitions

SECTION 1.01. Cross Reference to Definitions in Agreement. Capitalized terms used in this Amendment and not defined herein or amended by the terms of this Amendment shall have the meaning assigned to such terms in the Supplement or the Agreement, as applicable.

ARTICLE II

Amendments to the Supplement

SECTION 2.01. Section 2.01 which modifies, inter alia, Article IX of the Agreement is hereby amended by replacing paragraph (ix) with:

“(ix) the average of the Sales-Based Dilution Ratios as of the three most recent Determination Dates shall exceed 5%;”;

by replacing paragraph (xiii) with:

“(xiii) the average of the Sales-Based Default Ratios as of the three most recent Determination Dates shall exceed 4%;”; and

by replacing paragraph (xviii) with:

“(xviii) the average of the Delinquency Ratios as of the three most recent Determination Dates shall exceed 10%.”

SECTION 2.02. The definition of “Series 1999-1 Required Reserved Percentage” which is set forth in Section 9.1 of the Supplement is hereby replaced in its entirety with the following definition:

“Series 1999-1 Required Reserved Percentage” as of any day means the sum of (i) the Dilution Reserve Percentage, (ii) the greater of (A) 11.2% and (B) the Dynamic Loss Reserve Percentage and (iii) the Yield Reserve Percentage, in each case as most recently calculated.

ARTICLE III

Miscellaneous

SECTION 3.01. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 3.02. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

SECTION 3.03. Supplement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Supplement shall remain in full force and effect. All references to the Supplement in any other document or instrument shall be deemed to mean such Supplement as amended by this Amendment. This Amendment shall not constitute a novation of the Supplement but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Supplement, as amended by this Amendment, as though the terms and obligations of the Supplement were set forth herein.

SECTION 3.04. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

COMPUCOM SYSTEMS, INC.

By:

Name:
Title:

CSI FUNDING, INC.

By:

Name:
Title:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee

By:

Name:
Title:

Consented to by 100% of the Series 1999-1 Certificateholders:

MARKET STREET FUNDING CORPORATION

By:

Name:
Title:

Consented to by:

PNC BANK, NATIONAL ASSOCIATION

By:

Name:
Title:

Consented to by:

IBM CREDIT CORPORATION

By:

Name:
Title: